EXHIBIT 10.70


                 THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT
                 ----------------------------------------------

     This Third Amendment to Loan and Security Agreement ("Amendment") entered into as of November 25, 1998, by and among CAPITAL ASSOCIATES, INC. and CAPITAL ASSOCIATES INTERNATIONAL, INC. (each a Borrower and collectively "Borrowers"), FIRST UNION NATIONAL BANK, SUCCESSOR BY MERGER TO CORESTATES BANK, N.A., a national banking corporation, in its capacity as agent ("Agent") and as lender and Issuing Bank and each of the lenders listed on the signature pages hereof and Schedule A attached to the Loan Agreement, in their capacity as lenders (singly, each is a "Lender" and collectively, all are "Lenders").

                                   BACKGROUND
                                   ----------

     A. On or about November 26, 1997, Borrowers, Agent and Lenders entered into a certain Loan and Security Agreement, as amended by that certain First Amendment to Loan and Security Agreement dated as of April 7, 1998 and that certain Second Amendment to Loan and Security Agreement dated as of May 29, 1998 (collectively, the "Loan Agreement"), pursuant to which Lenders agreed to make advances to Borrowers up to a maximum aggregate amount of $60,000,000, evidenced by Borrowers' delivery of certain Notes to Lenders.

     B. The Current Term is set to expire on November 25, 1998. Borrowers have requested that the Current Term be extended through December 24, 1998, and Agent and Lenders have agreed to do so subject to the terms hereof.

     C. All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement.

     NOW, THEREFORE, with the foregoing background incorporated by reference, the parties hereto, intending to be legally bound, hereby agree as follows:

     1. EXTENSION OF TERM: The Current Term of the Credit Facility is hereby extended from November 25, 1998 through December 24, 1998, after which date no further Loans will be made unless the Current Term is further extended, in the Lenders' sole discretion.

     2. BORROWER'S RATIFICATION: Borrowers agree that they have no defense or set-offs against the Agent or Lenders, their respective officers, directors, employees, agents or attorneys with respect to the Revolving Credit Notes, the Loan Agreement or related instruments, agreements or documents, all of which, except as expressly modified herein, remain in full force and effect. Borrowers hereby ratify and confirm their Obligations under the Revolving Credit Notes, the Loan Agreement and related instruments, agreements and documents and agree that the execution and delivery of this Amendment does not in any way diminish or invalidate any of their Obligations thereunder.

     3. REAFFIRMATION OF SURETIES: Each Surety, parties to a certain Surety Agreement dated as of November 26, 1997 in favor of Agent for the benefit of the Lenders, by execution hereof in their capacity as Sureties, hereby consent to the amendments set forth in this Amendment, and acknowledge that the Surety Agreement remains in full force and effect and that each remain, jointly and severally liable for Obligations of Borrowers to Lenders.

     4.  REPRESENTATIONS AND WARRANTIES:

         a.  Borrowers represent and warrant that as of the date hereof no Event

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of Default or Unmatured  Event of Default has occurred or is existing  under the
Loan Documents.


         b. The execution and delivery by each Borrower of this Amendment and performance by it of the transactions herein contemplated (i) are and will be within its powers, (ii) have been authorized by all necessary corporate action, and (iii) are not and will not be in contravention of any order of any court or other agency of government, of law or any other indenture, agreement or undertaking to which such Borrower is a party or by which the Property of such Borrower is bound, or be in conflict with, result in a breach of or constitute (with due notice and/or lapse of time) a default under any such indenture, agreement or undertaking or result in the imposition of any lien, charge or encumbrance of any nature on any of the properties of such Borrower.

         c. This Amendment and each other agreement, instrument or document executed and/or delivered in connection herewith, shall be valid, binding and enforceable in accordance with its respective terms.

     5.  Miscellaneous:
         -------------

         a. This Amendment shall be governed by, construed and enforced in accordance with the laws of the Commonwealth of Pennsylvania.

         b. Except as expressly provided herein, all terms and conditions of the Loan Documents remain in full force and effect, unless such terms or conditions are no longer applicable by their terms. To the extent the provisions of this Amendment are expressly inconsistent with the provisions of the Loan Documents, the provisions of this Amendment shall control.

         c. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, and such counterparts together shall constitute one and the same respective agreement.

         d. Signatures by facsimiles shall bind the parties hereto.


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     IN WITNESS  WHEREOF,  the parties  hereto have caused this  Amendment to be executed and delivered as of the day and year first above written.

                                   BORROWERS:

                                   CAPITAL ASSOCIATES, INC.

                                   By:  /s/Anthony M. DiPaolo
                                        ----------------------------------------
                                            Title:  Senior Vice President


                                   CAPITAL ASSOCIATES INTERNATIONAL, INC.

                                   By:  /s/Anthony M. DiPaolo
                                        ----------------------------------------
                                            Title:  Senior Vice President



                                   AGENT:

                                   FIRST  UNION   NATIONAL  BANK,  Successor  by
                                   Merger to CoreStates Bank, N.A.

                                   By:   /s/Joseph A. Romano
                                        ----------------------------------------
                                            Title:  Commercial Officer


                                   LENDERS:

                                   FIRST  UNION   NATIONAL  BANK,  Successor  by
                                   Merger to CoreStates Bank, N.A., as Lender and Issuing Bank

                                   By:   /s/Joseph A. Romano
                                        ----------------------------------------
                                            Title:  Commercial Officer


                                   NORWEST BANK COLORADO, N.A.

                                   By: /s/Carol A. Ward
                                        ----------------------------------------
                                            Title:  Vice President



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




                                   BANKBOSTON, N.A.

                                   By:   /s/Deirdre M. Holland
                                        ----------------------------------------
                                            Title:  Vice President


                                   EUROPEAN AMERICAN BANK

                                   By:   /s/Christopher M. Czaja
                                        ----------------------------------------
                                            Title:  Vice President


                                   U.S. BANK NATIONAL ASSOCIATION, f/k/a
                                   COLORADO NATIONAL BANK

                                   By:   /s/Ralph P. Atkinson
                                        ----------------------------------------
                                            Title:  Vice President


                                   SURETIES:

                                   CAI EQUIPMENT LEASING II CORP.

                                   By:   /s/Anthony M. DiPaolo
                                        ----------------------------------------
                                            Title:  President

                                  CAI EQUIPMENT LEASING III CORP.

                                  By:   /s/Anthony M. DiPaolo
                                        ----------------------------------------
                                            Title:  Senior Vice President


                                  CAI EQUIPMENT LEASING IV CORP.

                                  By:   /s/Anthony M. DiPaolo
                                        ----------------------------------------
                                            Title:  Senior Vice President



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




                                   CAI EQUIPMENT LEASING V CORP.

                                   By: /s/Anthony M. DiPaolo
                                        ----------------------------------------
                                            Title:  Senior Vice President


                                   CAI PARTNERS MANAGEMENT COMPANY

                                   By: /s/Anthony M. DiPaolo
                                        ----------------------------------------
                                            Title:  Senior Vice President


                                   CAPITAL EQUIPMENT CORPORATION

                                    By:   /s/Anthony M. DiPaolo
                                        ----------------------------------------
                                            Title:  Senior Vice President


                                    CAI EQUIPMENT LEASING VI CORP.

                                    By:   /s/Anthony M. DiPaolo
                                        ----------------------------------------
                                            Title:  Senior Vice President


                                    CAI LEASE SECURITIZATION I CORP.

                                    By:   /s/Anthony M. DiPaolo
                                        ----------------------------------------
                                            Title:  Senior Vice President


                                    CAI LEASING CANADA, LTD.

                                    By: /s/Anthony M. DiPaolo
                                        ----------------------------------------
                                            Title:  President


                                    CAPITAL ASSOCIATES INTERNATIONAL DE
                                    MEXICO S. DE R.L. DE C.V.

                                    By: /s/Anthony M. DiPaolo
                                        ----------------------------------------
                                            Title:  Senior Vice President



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




                                    WHITEWOOD EQUIPMENT CORPORATION,
                                    f/k/a WHITEWOOD CREDIT CORPORATION

                                    By:   /s/Anthony M. DiPaolo
                                        ----------------------------------------
                                            Title:  President


                                    CAI SECURITIES CORPORATION

                                    By:   /s/Anthony M. DiPaolo
                                        ----------------------------------------
                                            Title:  Senior Vice President


                                    CAPITAL  ASSOCIATES TECHNOLOGY GROUP,
                                    INC.

                                    By:   /s/Anthony M. DiPaolo
                                        ----------------------------------------
                                            Title:  Senior Vice President


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